                                                                     EXHIBIT 4.1

   COMMON STOCK       [AMERICAN PHYSICIAN PARTNERS LOGO]        PAR VALUE $.0001
     NUMBER                                                        SHARES

   C                                         SEE REVERSE FOR CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 028880 10 2
IN NEW YORK, NY
AND RIDGEFIELD PARK, NJ


THIS CERTIFIES THAT




is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                      AMERICAN PHYSICIAN PARTNERS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:
                                  COUNTERSIGNED AND REGISTERED
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

                              [SEAL]


/s/ [ILLEGIBLE]    /S/ [ILLEGIBLE]           BY
PRESIDENT          SECRETARY                                AUTHORIZED SIGNATURE
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                   [AMERICAN PHYSICIAN PARTNERS, INC. LOGO]

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        Under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  (                                    )
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  ----------------------------------------------------------------------------
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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  ----------------------------------------------------------------------------

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                                                                        Shares
  ----------------------------------------------------------------------
  of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
  Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

  Dated
       ---------------------------------
                                         X
                                          ------------------------------------
            NOTICE:                                   (SIGNATURE)
  THE SIGNATURE(S) TO THIS ASSIGNMENT
  MUST CORRESPOND WITH THE NAME(S) AS
  WRITTEN UPON THE FACE OF THE
  CERTIFICATE IN EVERY PARTICULAR
  WITHOUT ALTERATION OR ENLARGEMENT
  OR ANY CHANGE WHATEVER.
                                         X
                                          ------------------------------------
                                                      (SIGNATURE)

                                         ---------------------------------------
                                         THE SIGNATURE(S) SHOULD BE GUARANTEED
                                         BY AN ELIGIBLE GUARANTOR INSTITUTION
                                         (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                         ASSOCIATIONS AND CREDIT UNIONS WITH
                                         MEMBERSHIP IN AN APPROVED SIGNATURE
                                         GUARANTEE MEDALLION PROGRAM), PURSUANT
                                         TO S.E.C. RULE 17Ad-15.
                                         ---------------------------------------
                                         SIGNATURE(S) GUARANTEED BY: